                                                                   EXHIBIT 10.28

                             FIRST AMENDMENT TO THE
                    PERCEPTRON, INC. 1998 GLOBAL TEAM MEMBER
                               STOCK OPTION PLAN



     Pursuant to the Amendment provisions in Section 9 of the Perceptron, Inc. 1998 Global Team Member Stock Option Plan ("Plan") and the approval of the Board of Directors of Perceptron, Inc. ("Company"), the Plan is hereby amended as set forth below:


     1. Section 4.1 of the Plan (Shares Available for Options) shall be amended and restated in its entirety to read as follows:


          4.1 SHARES AVAILABLE FOR OPTIONS. The Board shall reserve a total of 500,000 shares of Common Stock for purposes of the Plan.


     THIS FIRST AMENDMENT is hereby adopted as of June 24, 1999.



                                         PERCEPTRON, INC.


                                         By:/s/ Alfred A. Pease
                                            -------------------------------
                                            Alfred A. Pease, Chairman,
                                            President and Chief
                                            Executive Officer